UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 30, 2008

GeM Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33099	84-1553046

(Commission File Number)	(IRS Employer Identification No.)

870 111th Avenue, North, Suite No. 8 Naples, FL	34108

(Address of Principal Executive Offices)	(Zip Code)

(239) 592-1816
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement

On June 2, 2008 (the “Effective Date”), GeM Solutions, Inc. (the “Company,” “we” or “us”) consummated the transactions contemplated by the First Amended Chapter 11 Plan of Reorganization of GeM Solutions, Inc. (the “Plan”), as confirmed by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) by order dated May 1, 2008 (the “Order”).

Pursuant to the Plan, on the Effective Date, FEQ Gas, LLC (“FEQ”) and Trident Growth Fund, L.P. (“Trident”) entered into a Surrender Agreement with CompuSven, Inc., our wholly-owned subsidiary (“CompuSven”), wherein CompuSven agreed to surrender all of its assets and properties to FEQ and Trident in full satisfaction of any and all amounts due and owing to FEQ and Trident by CompuSven as guarantor under certain secured promissory notes made by the Company to FEQ and Trident.  We subsequently entered into a Quitclaim Bill of Sale with FEQ and Trident, which provided for the transfer by FEQ and Trident to us of all of the assets and property of CompuSven.  As a result of the foregoing, the liens on the former assets of CompuSven were discharged and extinguished, the assets are now owned by the Company, and any and all debt owing from CompuSven to FEQ or Trident has been released and discharged in full.

The foregoing descriptions of the Surrender Agreement and Quitclaim Bill of Sale are qualified in their entirety by reference to the complete text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 1.02                      Termination of a Material Definitive Agreement

In connection with our reorganization and emergence from bankruptcy, all existing shares of our capital stock, consisting of common stock, $.001 par value per share (“Common Stock”), and Series B Convertible Preferred Stock, $.001 par value per share (“Series B Stock”), were reclassified pursuant to the Plan.  Upon the Effective Date, the GeM Solutions Inc. (f/k/a Stellar Technologies, Inc.) 2005 Stock Incentive Plan  was, therefore, terminated and any and all awards granted under such plan were terminated and will no longer be of any force or effect.  In addition, all outstanding warrants, options and other rights to purchase Common Stock were cancelled.

Section 3 – Securities and Trading Markets

Item 3.02                      Unregistered Sale of Equity Securities

On June 2, 2008, in accordance with the Plan, we issued 55,000,000 shares of our Common Stock (the “New Shares”) in the following manner: (i) 35,200,000 New Shares were issued to FEQ, a secured creditor of the Company; (ii) 14,300,000 New Shares were issued to Trident, a secured creditor of the Company, (iii) 4,950,000 New Shares were issued to the holders of allowed general unsecured claims on a pro rata basis based on the amount of each allowed general unsecured claim; (iv) 257,747 New Shares were issued to the holders of Series B Stock on a pro rata basis based on the amount of shares of Series B Stock owned by each holder; and (v) 292,253 New Shares were issued to the holders of our Common Stock on a pro rata basis based on the amount of shares of Common Stock owned by each holder.  The New Shares were issued in consideration of the satisfaction, discharge and release of all claims by secured and unsecured creditors and/or holders of shares of our Series B Stock and/or our Common Stock.

The New Shares were issued pursuant to the Order and Section 1145(c) of the Bankruptcy Code.  The issuance was, therefore, exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to the exemption provided by Section 3(a)(7) thereunder.

Section 5 – Corporate Governance and Management

Item 5.01                      Changes in Control of Registrant.

The information set forth under “Item 3.02. Unregistered Sale of Equity Securities” of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the reclassification of all existing equity interests in the Company and the issuance of the New Shares, FEQ now owns 35,200,000 shares of our Common Stock, which is equal to 64% of the voting capital stock of the Company.  FEQ obtained these shares under the Plan through the satisfaction, settlement, discharge and release of secured claims in the amount of $285,000. We understand that the source of funds for the cash portion of the consideration of such equity is general working capital. Prior to the effectiveness of the Plan, we were controlled by the holders of our Series B Stock and Common Stock.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our Amended and Restated Certificate of Incorporation filed with the State of Delaware on May 23, 2008 (the “Amended and Restated Charter”) became effective on May 30, 2008.  The Amended and Restated Charter amended our certificate of incorporation in accordance with the Plan by providing for the reclassification of our capital stock as follows.

Each 100.56648 shares of Common Stock issued and outstanding immediately prior to the effective date of the Amended and Restated Charter (the “Charter Effective Date”) was automatically and without any action on the part of the respective holders of Common Stock combined, reclassified and changed into one share of Common Stock.  All fractional shares of Common Stock created as a result of the foregoing reclassification were rounded to the nearest whole number.  Each share of Series B Stock issued and outstanding immediately prior to the Charter Effective Date was automatically and without any further action on the part of the respective holders of Series B Stock combined, reclassified and changed into .99436 shares of Common Stock.  All fractional shares of Common Stock created as a result of the foregoing reclassification were rounded to the nearest whole number.  In connection with the foregoing, our Series B Stock was eliminated.

The foregoing description of the Amended and Restated Charter is qualified in its entirety by reference to the complete text of the Amended and Restated Charter, a copy of which is attached hereto as Exhibit 3.1.

Section 8 – Other Events

Item 8.01                      Other Events.

In connection with the consummation of the Plan and the reclassification of our capital stock, our ticker symbol has changed to “GMSL”.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of GeM Solutions, Inc.

10.1	Surrender Agreement by and among FEQ Gas, LLC, Trident Growth Fund, L.P. and CompuSven, Inc.

10.2	Quitclaim Bill of Sale by and among FEQ Gas, LLC, Trident Growth Fund, L.P. and GeM Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeM Solutions, Inc.

Date:  June 5, 2008                                                                           By: /s/ John E. Baker
       John E. Baker
       Chief Executive Officer